UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2010
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

5307 NW 35TH TERRACE
FORT LAUDERDALE, FL 33309
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 8.01	Other Events

On November 22, 2010, Imaging Diagnostic Systems, Inc. (the “Company”) submitted a Premarket Notification 510(k) to the United States Food and Drug Administration (FDA).  With this submission, the Company moves forward in the process of seeking U.S. marketing clearance for its innovative breast imaging device, the CTLM® system.

The Company will continue to market the CTLM® system internationally and work with its international clinical sites, where the system has gained approval. The documentation and the data submitted to the FDA will now officially enter the 510(k) review process.

A press release announcing the Company’s filing of its 510(k) application with the FDA is furnished as an exhibit to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated November 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated:  November 23, 2010

/s/ Allan L. Schwartz

By: Allan L. Schwartz
Executive Vice President
Chief Financial Officer